STERLING CAPITAL SECURITIZED OPPORTUNITIES FUND

SUPPLEMENT DATED OCTOBER 3, 2013 TO THE

STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

DATED FEBRUARY 1, 2013, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Class A, Class B and Class C Shares Prospectus (the “Prospectus”), dated February 1, 2013, as amended, with respect to the Sterling Capital Securitized Opportunities Fund (the “Fund”).

Change to Fee Table

Effective immediately, the Shareholder Fees table in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	2.00%	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	1.00%
Redemption Fee	None	None

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SCSUP-RTL-1013